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                                                                Exhibit 10.47(h)

                                 AMENDMENT NO. 6
                                       TO
                       AMENDED AND RESTATED LOAN AGREEMENT


      Amendment No. 6, dated as of January 1, 2002, to Amended and Restated Loan Agreement, dated as of April 20, 1999 (as amended, supplemented or modified from time to time the "Loan Agreement"), by and between National Wireless Holdings Inc., a Delaware corporation ("Lender" or "National") and Electronic Network Systems, Inc. (f/k/a Electronic Data Submission Systems, Inc.), a Delaware corporation ("Borrower").

      WHEREAS, the aggregate accrued and unpaid interest under the Loan Agreement is $1,010,947 (the "Accrued Interest"), which amount has been added to the principal amount due;

      WHEREAS, the capitalized terms not otherwise defined herein and sections referenced have the meanings contained in the Loan Agreement; and

      WHEREAS, Borrower and Lender wish to amend the terms of the Loan
Agreement;

      NOW THEREFORE, in consideration of the mutual promises, representations and warranties contained herein, and subject to the conditions set forth herein, the parties hereto hereby agree that:

      1. The following definition set forth in Section 1.1 of the Loan Agreement be, and it hereby is, amended to read, in its entirety, as follows:

            "Commitment Termination Date" - December 31, 2003, except as provided in Section 9.13.

      2. Section 2.5(a) of the Loan Agreement be, and it hereby is, amended to read, in its entirety, as follows:

            (a) Subject to earlier prepayment as herein provided or as provided in the Initial Note, the Borrower shall pay to National the aggregate principal amount of the Loans in respect of the Initial Commitment outstanding on December 31, 2003. Subject to earlier prepayment as herein provided or as provided in the Bridge Note, the Borrower shall pay to National the aggregate principal amount of the Loans in respect of the Bridge Commitment and Accrued Interest on December 31, 2003. Subject to earlier prepayment as herein provided or as provided in the Additional Note, the Borrower shall pay to National the aggregate principal amount of the Loans in respect of the Additional Commitment on December 31, 2003.

      3. Section 2.6(a) of the Loan Agreement be, and it hereby is, amended to read, in its entirety, as follows:

            (a) The Borrower shall pay to National interest on the unpaid principal amount of each Loan for the period commencing on the date of such Loan until such Loan is paid in full (i) at a rate per annum equal to eight (8%) percent or the Prime Rate,

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      whichever is greater (provided however, with respect to any calendar quarter ending prior to the Commitment Termination Date, so long as no Default or Event of Default shall be in existence, the interest shall be paid by means of a Loan hereunder as of the due date of such interest, which Loan shall accrue interest and be payable pursuant to the terms of this Agreement); provided that if interest is paid quarterly in arrears on the last day of a calendar quarter with respect to the principal amount (including accrued interest) of the Loans outstanding during the calendar quarter then ended, at a rate of five (5%) percent for such quarter and
      (ii) upon the payment or prepayment of principal. Interest which is payable at the Post-Default Rate (hereinafter defined) shall be payable from time to time on demand of National.

      4. Except as expressly amended hereby, all terms and conditions of the Loan Agreement and all other Loan Documents remain in full force and effect. All collateral security and guarantees in connection with the Loan Agreement and/or the Loan Documents are hereby confirmed and ratified in all respects. The execution, delivery and performance of this amendment has been duly authorized by the Borrower and is the valid, binding and enforceable obligation of Borrower, enforceable in accordance with its terms.

      5. The Lender reserves all of Lender's rights with respect to any breaches, defaults, or other matters in existence in connection with the Loan Agreement, and the execution and delivery of this Amendment No. 6 shall not affect any of the rights of Lender with respect thereto.

      6. Capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement.

      7. Each of the parties hereto (i) acknowledges that Hahn & Hessen LLP has acted, and from time to time continues to act, as counsel to Lender, or affiliates thereof, as well as to Borrower, (ii) consents to the representation of the Borrower and such other representation of Lender by Hahn & Hessen LLP and
(iii) waives any conflicts of interest claim which may arise therefrom.

      8. This Amendment No. 6 may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the undersigned. Delivery of an executed counterpart of a signature page to this Amendment No. 6 by fax shall be as effective as delivery of a manually executed signature page hereto.


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      IN WITNESS WHEREOF, the parties have executed this Amendment No. 6 as of the date first above set forth.

                                          NATIONAL WIRELESS HOLDINGS INC.

                                          By: /s/ Terrence S. Cassidy
                                              ________________________
                                              Name:  Terrence S. Cassidy
                                              Title: President and Chief
                                                     Executive Officer
AGREED:

ELECTRONIC NETWORK SYSTEMS, INC.

By: /s/ Ana L. English
    _____________________
    Name:  Ana L. English
    Title: President and Chief
           Operating Officer





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